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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2004
                                                         ---------------


                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-30483                  57-1094236
        --------                      ---------                ----------
(State or other jurisdiction of      (Commission              (IRS Employer
      incorporation)                 File Number)            Identification No.)

                1735 Wilson Road, Newberry, South Carolina 29108
                ------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (803) 321-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS
           ------------

      On August 31, 2004, the shareholders of DutchFork Bancshares, Inc. approved the pending merger with First Community Corporation. The joint press release issued by DutchFork Bancshares, Inc. and First Community Corporation announcing the shareholder approval is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (c)   Exhibits.

      The following exhibit is filed as part of this report:

Exhibit
Number            Description
------            -----------

Exhibit 99.1 Text of press release issued jointly by DutchFork Bancshares, Inc. and First Community Corporation on September 1, 2004




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DUTCHFORK BANCSHARES, INC.


Dated: August 31, 2004             By: /s/ J. Thomas Johnson
       --------------------            --------------------------------------
                                       J. Thomas Johnson
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit
Number                       Description
------                       -----------

Exhibit 99.1 Text of press release issued jointly by DutchFork Bancshares, Inc. and First Community Corporation on September 1, 2004